Exhibit 99.2

1 Cincinnati Bell 3rd Quarter 2010Review November 3, 2010

2 Agenda 1. Performance Highlights Jack Cassidy, President & CEO 2. Operational Review of Wireline and Wireless Ted Torbeck, President of Cincinnati Bell Communications 3. Operational Review of Tech Solutions and Financial Overview Gary Wojtaszek, Chief Financial Officer 4. Q & A

3 Safe Harbor Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  In particular, statements, projections or estimates that include or reference the words “believes,” “anticipates,” “plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act.  Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including, but not limited to: changing market conditions and growth rates within the telecommunications industry or generally within the overall economy; changes in competition in markets in which the company operates; pressures on the pricing of company products and services; advances in telecommunications technology; the ability to generate sufficient cash flow to fund the company’s business plan, repay the company’s debt and interest obligations, and maintain its networks; the ability to refinance indebtedness when required on commercially reasonable terms; changes in the telecommunications regulatory environment; changes in the demand for the company’s services and products; the demand for particular products and services within the overall mix of products sold, as the company’s products and services have varying profit margins; the company’s ability to introduce new service and product offerings on a timely and cost effective basis; work stoppage caused by labor disputes; restrictions imposed under various credit facilities and debt instruments; the company’s ability to attract and retain highly qualified employees; the company’s ability to access capital markets and the successful execution of restructuring initiatives; changes in the funded status of the company’s retiree pension and healthcare plans; disruption in operations caused by a health pandemic, such as the H1N1 influenza virus; changes in the company’s relationships with current large customers, a small number of whom account for a significant portion of company revenue; disruption in the company’s back-office information technology systems, including its billing system; the company’s ability to integrate successfully the business of Cyrus Networks, LLC with the company’s existing operations and to achieve the anticipated benefits of the acquisition of Cyrus Networks, LLC; and failure of or disruption in the operation of the company’s data centers. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports.  The forward-looking statements included in this presentation represent company estimates as of November 3, 2010.  Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.

4 Performance Highlights Jack Cassidy President & CEO

5 Other Placeholder: 5 Title: 2010 3rd Quarter Highlights Overview Technology Solutions Wireless Wireline Adjusted EBITDA of $131M, highest since 3Q 04 Revenue increased 4% y/y and sequentially Refinanced $490M of 2017 bank debt to 2020 by issuing $500M of 8.375% Senior Notes Maintained 2010 earnings guidance Grew Adjusted EBITDA by 104%,  including $12M for CyrusOne Data center & mgd services revenue up 79%; including $20M from CyrusOne  Increased data center utilization to 87% on 621,000 sq feet Grew Adjusted EBITDA by 26% Adjusted EBITDA margin of 33%, up 9 pts y/y Postpaid data ARPU up 20% Increased prepaid ARPU 4% to $29.90  Solid Adjusted EBITDA margin of 46% Added 3,900 Fioptics entertainment subs and 2,300 high-speed internet subs Fioptics homes passed increased by 13% to 62k since 2Q

6 Title: 3Q10 Year-Over-Year Change in Revenue Body: 27% increase in Technology Solutions $24M / 79% increase in data center & managed services, including $20M from CyrusOne $1M / 22% increase in professional services Wireless ($4M) postpaid service revenue Wireline 12% LD and VoIP growth  Added 4K fiber entertainment subs and 2K high-speed internet subs in quarter Access line loss was 7% driving voice revenue decline ($’s in millions)

7 Title: 3Q10 Year-Over-Year Change in Adjusted EBITDA Body: 104% increase in Technology Solutions Generated from revenue increase of $24M or 79% in data center & managed services, including CyrusOne revenue of $20.0 million 26% increase in Wireless Lower costs from handset subsidies, roaming and other operating costs more than offset a $5M decrease in revenue Adjusted EBITDA margin of 33%, up 9 pts vs. 3Q 09 (7%) decrease in Wireline Adjusted EBITDA margin of 46% down slightly $1M higher corporate costs due to increased benefit expenses ($’s in millions)

8 Operational Overview Ted Torbeck President of Cincinnati Bell Communications

9 Wireline Adjusted EBITDA Adjusted EBITDA decrease of 7% 6.9% access line loss drove $6.5M voice revenue reduction Payroll benefits costs were higher by $2M, including a reinstituted 401K match and higher healthcare costs $3M from cost reduction initiatives and Fioptics contribution ($’s in millions) 3Q09 EBITDA Voice and Data Rev Benefits Fioptics and Cost Reductions 3Q10 EBITDA $92 ($8) ($2) $3 $85

10 Fioptics Penetration Entertainment Penetration Entertainment Subscribers Fioptics subscribers 62K units passed, 9% of ILEC households 21K entertainment subs 20K internet subs 14K voice subs Fioptics consumer monthly ARPU of $114 in 3Q 2010 Penetration In thousands Actual Months

11 Title: Cincinnati Bell’s Unbeatable Bundle Body: Get Cable out of the house 35,000 DirecTV subscribers at 3Q 2010 Increase of 5,000 subscribers versus 2009 year-end Access line and Zoomtown churn reduced by 50 basis points when bundled with DirecTV.

12 High-Speed Internet Subscriber Activity 251K high-speed internet subscribers at end of 3Q 10 231K DSL customers 20K Fioptics customers 2K DSL/Fioptics combined net adds DSL churn holding steady at 2% High-Speed Internet Net Adds (in thousands) High-Speed Internet Customers (DSL & Fiber) (in thousands) 3 (1) 3 (1) 3 1 3 (2) 4 (2) 242 244 248 249 251 3Q09 4Q09 1Q10 2Q10 3Q10 3Q09 4Q09 1Q10 2Q10 3Q10 Fiber Net Adds DSL Net Adds High-speed internet customers

13 Title: Access Line Loss – Consumer & Business  6.9% access line loss 7.8% ILEC access line loss 10,200 consumer ILEC line loss in 3Q 10 Down from 12,400 loss in 3Q 09 3,500 access line equivalents for new customers and migrations of existing customers to VoIP have offset 1,400 business access line loss Churn remains well below 2% (in thousands)

14 Wireless Revenue and EBITDA Results (7%) Postpaid service revenue Data ARPU up 20% (6%) lower voice minutes of use per subscriber; (9%) lower subscribers 4% Prepaid service revenue 4% growth in ARPU Wireless Adjusted EBITDA up 26% year-over-year Adjusted EBTIDA margin of 33% up 9 pts vs. 3Q 09 ($’s in millions) Total Service Revenue Year-over-Year Growth Rates Total Adjusted EBITDA Year-over-Year Growth Rates 3Q09 4Q09 1Q10 2Q10 3Q10 3Q09 4Q09 1Q10 2Q10 3Q10 (4%) (2%) (3%) (4%) (6%) $71.6 $70.2 $68.9 $68.8 $67.1 (8%) (2%) 50% 28% 26% $18.9 $19.4 $26.7 $27.1 $23.8

15 Wireless Adjusted EBITDA ($’s in millions) Subsidy cost down $2M due to lower subscriber activations Roaming costs down $3M due to lower rates on new roaming agreements Contract services decreased $2M due to outsourcing and cost reduction initiatives Bad debts improved $1M due to prior year tightening of credit policies $19 ($3) $2 $3 $2 $1 $24 3Q09 Prepd/postpd rev Subsidy Roaming Contract services Bad debts 3Q10

16 Wireless – 3G Test Results Cincinnati Bell Wireless max download throughput speed for all sessions was 3.4 Mbps, better than competitors in Greater Cincinnati CBW max average download throughput speed for all sessions was 2.8 Mbps, better than competitors in Greater Cincinnati

17 Smartphone Customers Strong smartphone plan growth Postpaid smartphone subs up 35% from 3Q 09 70% consumer smartphone sub growth vs. 3Q 09 Smartphones represent 22% of postpaid consumer subscribers  Smartphone Customers (in thousands) Postpaid customers Prepaid customers 3Q09 4Q09 1Q10 2Q10 3Q10 64 83 83 85 87 1 2 6 6 6

18 3Q Postpaid ARPU and Churn 2% Postpaid ARPU growth $2.01 increase in data ARPU driven by smartphones 2010 lineup improvements 3G Blackberry and Android phones lowered subscriber loss in 3Q 2010 Additional Android and 3G handsets coming in 4Q 2010 for holiday season. Postpaid ARPU Postpaid Churn % 3Q09 4Q09 1Q10 2Q10 3Q10 3Q09 4Q09 1Q10 2Q10 3Q10 $39.14 $38.26 $38.29 $38.93 $38.17 $10.13 $10.56 $10.88 $11.82 $12.14 2.32% 2.15% 2.06% 2.21% 2.29%

19 Prepaid Wireless Prepaid Service Revenue ($’s in millions) Prepaid ARPU Service revenue up 5% y/y Prepaid churn of 6.3% Consistent with 2Q 10 and   1Q 10 4% ARPU growth ARPU increased $1.20 y/y Marketing focus on high-value rate plans 3Q09 4Q09 1Q10 2Q10 3Q10 3Q09 4Q09 1Q10 2Q10 3Q10 $13.1 $13.4 $13.7 $13.7 $13.7 $28.70 $29.07 $29.56 $29.59 $29.90

20 Financial Overview Gary Wojtaszek Chief Financial Officer

21 Technology Solutions Revenue and EBITDA ($’s in millions) Increases in data center and managed services revenue 3Q 10 – $24M increase, 79%, including $20.0M from CyrusOne acquisition Utilization rate of 87% on 621K sq ft, up from 86% utilization on 621K sq ft in 2Q 10 Increase in professional services revenue 3Q 10 – $1M increase, 22% Increase in Adjusted EBITDA 3Q 10 – $13.5M increase, 104%, including $12.4M from CyrusOne Total Revenue Adjusted EBITDA 3Q09 4Q09 1Q10 2Q10 3Q10 3Q09 4Q09 1Q10 2Q10 3Q10 $80.6 $88.7 $71.6 $87.0 $102.6 $13.0 $15.9 $13.1 $14.3 $26.5

22 Data Center Utilization Update Data Center Capacity (sq ft in thousands) at quarter end Utilized Available 88% 54 392 87% 57 389 90% 43 403 86% 87 534 87% 83 538 3Q09* 4Q09* 1Q10 2Q10 3Q10 Space utilization of 87% 538K sq ft utilized at   3Q 10 versus 392K sq ft utilized at 3Q 09 CyrusOne acquisition in 2Q 10 added 176k sq ft of space, 140k sq ft utilized at 3Q 10 *2009 amounts have been revised to present certain data center operations in the Technology Solutions segment that were previously reported in the Wireline segment.

23 3Q ’10 and ’09 Income Statement (Unaudited, $’s in millions except per share amounts)

24 Diluted Earnings Per Share Diluted EPS of $0.06 in 3Q 2010 compared to diluted EPS excluding special items of $0.11 for 3Q 2009 Higher interest expense from CyrusOne acquisition and refinancing $0.11 $0.06 QTD 3Q 09 QTD 3Q 10

25 3Q10 Free Cash Flow ($’s in millions) Body: 3Q 10 FCF of $33M decreased $2M y/y $11M increase in Adjusted EBITDA $5M from timing of capital spending ($3M) from proceeds received on terminated swaps in 3Q 09 ($1M) higher interest payments due primarily to timing of payments from refinancings and higher debt balances ($6M) from sale of wireless spectrum in 2009 ($8M) decrease from working capital and other

26 No Significant Debt Maturities until 2015 Pro forma for October Senior Notes Offering ($MM) Credit Facility Bonds New Bonds No near term maturities for the next 5 years, which provides the company with full ability to meet its strategic and operational plans Note: Excludes capital lease obligations and interest rate swap adjustments.

27 Reaffirm 2010 Earnings Guidance 2010 Guidance Revenue $1.3B Adjusted EBITDA* Approx. $500M Free Cash Flow* Approx. $120M * Plus or minus 2 percent

28 Cincinnati Bell 3rd Quarter 2010Review November 3, 2010

29 Non-GAAP Reconciliations(please refer to the Earnings Financials)